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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2000


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)



          California                       000-31149         95-4040623
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  (State or other jurisdiction            (Commission       (IRS Employer
of incorporation or organization)         File Number)     Identification No.)


  6053 West Century Boulevard, 11th Floor
  Los Angeles, California                             90045-6445
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (310) 342-5000

                        Not Applicable
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(Former name or former address, if changed since last report)

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                       This Report consists of 3 pages.



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Item 5.      Other Events.

On November 14, 2000, the Board of Directors of California Pizza Kitchen, Inc. (the "Company") elected Charles G. Phillips to fill the vacancy on the Company's Board. Mr. Phillips will act as the Company's third independent director and has also been elected to serve on the Company's Audit Committee. Since 1991, Mr. Phillips has been a managing director of the merchant banking firm of Gleacher & Co. Mr. Phillips is 52 years old.





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                                   SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 22, 2000                   California Pizza Kitchen, Inc.
                                    a California corporation


                                    By:  /s/ Frederick R. Hipp
                                       ---------------------------------------
                                      President and Chief Executive Officer